Exhibit 10.4

                           INVESTORS' RIGHTS AGREEMENT


         THIS INVESTORS' RIGHTS AGREEMENT (this "Agreement") is made as of _________ ___, 2003, by and among DIOMED HOLDINGS, INC. (the "Company"), a Delaware corporation, and each of the Investors signatory to the Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of August 8, 2003, between the Company and the parties listed on Schedule A of this Agreement. Capitalized terms used but not defined in this Agreement shall have the respective meanings given them in the Securities Purchase Agreement.

         WHEREAS, Pursuant to the Securities Purchase Agreement, the Holders have acquired certain shares of the Company's Common Stock; and

         WHEREAS, Pursuant to the Securities Purchase Agreement, the Company and the Holders have entered into this Agreement.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders hereby agree as follows:

         1. RESTRICTIONS ON TRANSFERABILITY. None of the Restricted Securities may be sold, assigned, transferred, pledged or otherwise disposed of, whether or not for value, except in compliance with applicable law. At such time as the Restricted Securities cease to be Restricted Securities under the terms of this Agreement, the provisions of this Agreement shall no longer apply to the shares of the Common Stock that theretofore were Restricted Securities.

         2. RESTRICTIVE LEGEND.

         2.1  SHARES  OF  STOCK.   Each  certificate   representing   Restricted
Securities that are shares of Common Stock shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws or otherwise):

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"). THESE SHARES MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT.

         2.2 STOP TRANSFER INSTRUCTIONS. Each Holder consents to the Company's making a notation on its records and giving instructions to any transfer agent of the Restricted Securities in order to prevent a transfer that is prohibited by this Agreement.

         3. INTENTIONALLY OMITTED

         4. MANDATORY REGISTRATION



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         4.1 FILING AND  EFFECTIVENESS  OF REGISTRATION  STATEMENT.  The Company
shall  prepare and file with the SEC,  no later than thirty (30) days  following
the  Tranche  II  Closing  Date  (the  "Required   Filing  Date"),   the  Resale
Registration Statement or other Offering Document that registers all of the Restricted Securities. The Company will use commercially reasonable efforts to cause the Resale Registration Statement to be declared effective by the SEC on a date no later than ninety (90) days after the Tranche II Closing Date (the "Required Effective Date"). Notwithstanding the foregoing, if the Tranche II Closing does not occur on or prior to November 15, 2003 then the Required Filing Date shall be the date that is 95 days after the Tranche I Closing, and the Required Effective Date shall be the date that is 70 days after the filing of the Resale Registration Statement.

         4.2 PAYMENTS FOR NON-FILING AND NON-EFFECTIVENESS. Unless the Company's performance is waived in writing by the Investor Majority, the Company shall make payment to the Holders in such amounts and at such times as follows:

                  (i) If the Company does not file the Resale Registration Statement on or before the Required Filing Date, within five (5) business days after the Required Filing Date the Company shall issue to the Holders without demand therefore, upon payment of the par value thereof by the Holder to the Company, fully paid and non-assessable shares of Common Stock representing three percent (3%) of the
         Investors' Shares acquired by each such Holder under the Securities Purchase Agreement (a "3% Payment"), plus an additional 3% Payment for every thirty (30) days after the Required Filing Date during which the Company does not file the Resale Registration Statement (collectively, the "Late Filing Payment").

                  (ii) If the Resale Registration Statement is not declared effective by the SEC on or before the Required Effective Date, within five (5) business days after the Required Effective Date the Company shall issue to the Holders without demand therefor, upon payment of the par value thereof by the Holder to the Company, a 3% Payment, plus an additional 3% Payment for every thirty (30) days after the Required Effective Date during which the SEC has not declared the Resale Registration Statement to be effective (collectively, the "Late Effective Payment").

                  (iii) For the avoidance of doubt, the payment of Late Filing Payments and/or Late Effective Payments shall not relieve the Company from its obligation to file the Resale Registration Statement or to use commercially reasonable efforts to cause the Resale Registration
         Statement to be declared effective by the SEC as contemplated by this Agreement.

                  (iv) Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Resale Registration Statement occurs because of an act of, or a failure to act or to act timely by any of the Holders or their counsel as required by Section 12.

                  (v) Notwithstanding the foregoing, the aggregate amount of any Late Filing Payments and Late Effective Payments shall not exceed twelve percent (12%)



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

         of the amount of the Investors' Shares issued by the Company pursuant to the Stock Purchase Agreement and such Late Filing Payments and Late Effective Payments shall constitute liquidated damages for the periods for which they were paid. Holders shall be entitled to pursue remedies at law or in equity for periods of default subsequent to the periods for which such Late Filing Payments and Late Effective Payments were made.

                  (vi) Within thirty (30) days after the Resale Registration Statement is declared effective by the SEC, the Company shall, as necessary, file a post-effective amendment in combination with a new Resale Registration Statement which may be necessary to cover any Restricted Securities issued to the Holders in the form of Late Filing Payments and/or Late Effective Payments that were not included in the Resale Registration Statement, the effectiveness of which shall render non-applicable and shall therefore terminate the Holders' rights under Sections 5 and 6.

                  (vii) If the Company is required to pay Late Filing Payments and/or Late Effective Payments, the Company shall promptly issue to the Holders receiving such payments one or more invoices for the par value of the Common Stock issued in payment thereof.

         5. DEMAND REGISTRATION.

         5.1 NOTICE FROM HOLDERS.  If, at any time after the date that is ninety
(90) days after the date of this Agreement until the second anniversary of the Tranche II Closing Date, for so long as any of the Restricted Securities are outstanding and are not the subject of an effective registration statement, the Company receives a written request from the Investor Majority that the Company file a registration statement under the Act covering the registration of all, but not less all, of the Restricted Securities, then the Company will promptly, and in no event later than thirty (30) days of the receipt thereof, subject to the limitations of Sections 5.2 and 5.3, use its best efforts to take such actions to register with, or otherwise seek such approvals of, the SEC as are necessary or appropriate in order to permit the public offer and sale of the Restricted Securities within 180 days after the receipt of such notice.

         5.2 REGISTERED PUBLIC OFFERING INVOLVING AN UNDERWRITER. If the Holders intend to distribute the Restricted Securities covered by their request by means of an underwriting, the Holders will notify the Company of such desire and prior to such distribution the Company and the Holders will mutually agree in writing to the rules and procedures that shall govern such distribution.

         6. PIGGY-BACK REGISTRATION. From and after the date that is ninety (90) days after the date of this Agreement and until the second anniversary of the Tranche II Closing Date, for so long as any of the Restricted Securities are outstanding and are not the subject of an effective registration statement, if the Company contemplates making an offering of Common Stock (or other equity securities convertible into or exchangeable for Common Stock) registered for sale under the 1933 Act or proposes to file a registration statement covering any of its securities other than (i) a registration on Form S-8 or S-4, or any successor or similar forms; and (ii) a shelf registration under Rule 415 under the 1933 Act for the sole purpose of registering shares to be



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

issued in connection with the acquisition of assets, the Company will at each such time give prompt written notice to the Holders of its intention to do so and of such Holder's rights under this Section 6. Upon the written request of any such Holder made within thirty (30) days after the receipt of any such notice (which request shall specify the Restricted Securities intended to be disposed of by such Holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration of all Restricted Securities which the Company has been so requested to register by the Holders, to the extent requisite to permit the disposition (in accordance with the intended methods of disposition) of the Restricted Securities by the Holders requesting registration, by inclusion of such Restricted Securities in the registration statement which covers the securities which the Company proposes to register; PROVIDED, that if, at any time after giving written notice of its intention to register any Restricted Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such Restricted Securities, the Company may, at its election, give written notice of such determination to the Holders requesting registration and, thereupon, (i) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Restricted Securities in connection with such registration (but not from its obligation to pay the expenses of registration in connection therewith), and (ii) in the case of a determination to delay registering such Restricted Securities, shall be permitted to delay registering any Restricted Securities, for the same period as the delay in registering such other securities.

         7. OBLIGATIONS OF THE COMPANY.

         The Company shall do the following:

         7.1 Whenever required under this Agreement to effect the registration of any Restricted Security, the Company will, as expeditiously as possible:

         (a) prepare and file with the SEC (or any other equivalent governmental authority in a jurisdiction outside of the United States responsible for the regulation and oversight of such jurisdiction's securities laws (a "Governmental Authority")) Offering Documents with respect to such Restricted Securities and use its best efforts to cause such Offering Documents to become effective as expeditiously as possible, and, in the case of the registration of Restricted Securities under
                  Section 4, keep such Offering Documents effective for a period of up to three (3) years or, in the case of the registration of Restricted Securities under Sections 5 or 6, upon the request of the Holders of a majority of the outstanding Investors' Shares which are then beneficially owned by the Holders, keep such Offering Documents effective for a period of up to one hundred twenty (120) days or, in either event, if earlier, until the distribution contemplated in the Offering Document has been completed or until all Restricted Securities covered by such Offering Document can be sold in any ninety
                  (90) day period without registration in compliance with Rule 144(k) of the Securities Act; PROVIDED, that, such three
                  (3)-year or one hundred twenty (120)-day period, as the case may be, shall be extended for a period of time equal to the period any Holder refrains from selling any Restricted Securities included in such registration at the request of an underwriter of the Common Stock (or other securities) of the Company, at the request of the Company pursuant to Section
                  12.2 hereof or as a result of a Stop Order (as hereinafter defined);



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

         (b) notify each Holder whose securities are to be registered of the effectiveness of the Offering Documents and the effectiveness or final approval of any post-effective amendment to any Offering Document; and prepare and file with the SEC or a Governmental Authority such amendments and supplements to such Offering Documents as may be necessary to comply with the provisions of the Securities Act and any other applicable laws with respect to the disposition of all Restricted Security covered by such Offering Documents;

         (c) furnish to each Holder such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act and other applicable laws, and such other documents as it may reasonably request in order to facilitate the disposition of Restricted Security owned by it;

         (d) use its best efforts to (i) register and qualify the securities covered by such Offering Documents under such other securities or "blue sky" laws of such states or jurisdictions as may be reasonably requested by the Holders, but in any event in no more than five (5) states and jurisdictions, and do all other acts and things that may be necessary or desirable to enable the Holders to consummate their public sale or other disposition of the Restricted Security in such states or jurisdictions; PROVIDED, that the Company will not be required in connection therewith or as a condition thereto to qualify to do business, where not otherwise required, or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act and (ii) cause such Restricted Security to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company to enable the disposition of such Restricted Security;

         (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering;

         (f) notify each Holder of Restricted Security covered by such Offering Document, at any time when a prospectus relating thereto is required to be delivered, of (i) the issuance of any stop order or equivalent order by the SEC or any Governmental Authority suspending the effectiveness of such Offering Document or the initiation of any proceedings by any person to such effect (a "Stop Order"), and use commercially reasonable efforts to obtain the release of such suspension as soon as reasonably practicable and (ii) any communication from the SEC or any Governmental Authority threatening the issuance of a Stop Order;



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         (g)      cause  all  such  Restricted  Securities  registered  pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

         (h) provide a transfer agent and registrar for all Restricted Securities registered pursuant hereunder and a CUSIP number for all such Restricted Securities, in each case not later than the effective date of such registration and use its best efforts to cause the transfer agent to remove restrictive legends on the securities covered by such registration;

         (i) use its best efforts to furnish, at the request of any Holder, on the date that such Restricted Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the Offering Document with respect to such securities becomes effective,
                  (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters and to the Holders requesting registration of Restricted Security and
                  (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters and to the Holders requesting registration of Restricted Security;

         (j) as soon as practicable after becoming aware of the happening of any event as a result of which the Offering Documents, as then in effect, include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading,
                  (i) notify each Holder of Restricted Securities covered by such Offering Document, (ii) use its best commercially reasonable efforts to prepare a supplement or amendment to the Offering Documents (and make all required filings with the SEC and Governmental Authorities) to correct such untrue statement or omission if not otherwise satisfied through the filing of a report to the SEC or otherwise pursuant to applicable securities laws, and (ii) simultaneously (and thereafter as requested) deliver such number of copies of such supplement or amendment to each Holder of Restricted Securities covered by such supplemented or amended Offering Documents as each such Holder may request in writing; and

         (k) use commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of an Offering Document, and, if such an order is issued, to obtain the withdrawal of such order at the earliest practicable time.



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         8. NONPUBLIC  INFORMATION.  Notwithstanding any other provision of this
Agreement, the Company's obligation to file a registration statement under this Agreement, or to cause such registration statement to become and remain effective, shall be suspended for a period not to exceed twenty (20) days (and for periods not exceeding, in the aggregate, sixty (60) days in any 12-month period) if there exists at the time material non-public information relating to the Company which, in the reasonable opinion of the Company determined in good faith, should not be disclosed.

         9. EXPENSES OF REGISTRATION. The Company will bear all expenses incurred in connection with registrations pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and independent accountants for the Company and expenses of any special audits of the Company's financial statements incidental to or required by such registration, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars' fees, but the Company will not pay underwriters' fees, discounts or commissions relating to the Restricted Securities or any fees or expenses of legal counsel for any of the Holders.

         10. INDEMNIFICATION.

         10.1 INDEMNITY BY THE COMPANY. If the Company registers any Restricted Securities pursuant to this Agreement, the Company will indemnify and hold harmless each Holder, its officers, directors and partners and each other person, if any, who controls (within the meaning of the Securities Act) each Holder, against any losses, claims, damages or liabilities, joint or several, to which each Holder, or such controlling persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement (or alleged untrue statement) of any material fact contained in any registration statement under which such Restricted Securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, and will reimburse each Holder, its officers, directors and partners, and each person controlling each Holder, for any reasonable legal and any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by each Holder specifically for use therein.

         10.2 INDEMNITY BY THE HOLDER. Each Holder will, if Restricted Securities held by or issuable to such Holder are included in the securities as to which such registration is being effected, indemnify and hold harmless the Company, each of its directors, each officer who signs the registration statement, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company and such underwriter (within the meaning of the Securities Act), against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus,



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offering  circular or other document made in writing by such Holder for purposes of inclusion in such registration statement, or any omission (or alleged omission) by such Holder to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will
reimburse  the  Company,  such  directors,   officers,   partners,   persons  or
underwriters for any reasonable legal or any other expenses incurred by them in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder specifically for use therein; provided, that the total amount for which such Holder, shall be liable under this Section 10.2 shall not in any event exceed the proceeds (net of underwriting discounts and commissions) received by such Holder from the sale of Restricted Securities sold by such Holder in such registration.

         10.3 NOTICE BY THE INDEMNIFIED PARTY. Each party entitled to indemnification under this Section 10 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claims as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; PROVIDED, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure resulted in actual detriment to the Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation.

         10.4 UNDERWRITING AGREEMENT. Notwithstanding the foregoing, to the extent that the provisions on indemnification contained in the underwriting agreements entered into among the Holders, the Company and the underwriters in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling as to the Restricted Securities included in the public offering; PROVIDED, that if, as a result of this Section 10.4, the Holder, and any person controlling the Holder, are held liable for an amount which exceeds the aggregate proceeds received by the Holder from the sale of Restricted Securities included in a registration, as provided in Section 10.2, pursuant to such underwriting agreement (the "Excess Liability"), the Company shall reimburse any such Holder for such Excess Liability.

         10.5 CONTRIBUTION. If the indemnification provided for in this Section 10 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand



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and of the Indemnified Party on the other hand in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relevant fault of the Indemnifying Party and the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. Notwithstanding the foregoing, the amount that any Holder shall be obligated to contribute pursuant to this Section 10.5 shall be limited to an amount equal to the proceeds to any Holder of the Restricted Securities sold pursuant to the registration statement which gives rise to such obligation to contribute (less the aggregate amount of any damages which any Holder has otherwise been required to pay in respect of such loss, claim, damage, liability or action or any substantially similar loss, claim,
damage,   liability  or  action  arising  from  the  sale  of  such   Restricted
Securities).

         10.6 SURVIVAL OF INDEMNITY. The indemnification and contribution provided by this Section 10 shall be a continuing right to indemnification and shall survive the registration and sale of any securities by any person entitled to indemnification under this Agreement.

         11. LOCKUP AGREEMENT. In the event that the Holders desire to engage in an underwritten offering, the Holder will agree to reasonable and customary lockup provisions prior to the commencement of such offering.

         12. HOLDER'S COOPERATION.

         12.1 INFORMATION REGARDING HOLDER. It is a condition precedent to the obligations of the Company to take any action to effect the registration of any Restricted Securities pursuant to this Agreement with respect to the Restricted Securities of any Holder that such Holder furnish to the Company such information regarding itself, the Restricted Securities held by it, and the intended method of disposition of such securities as is reasonably requested by the Company in order to comply with applicable law or by the managing underwriter in order to satisfy the requirements applicable to such registration of such Holder's Restricted Securities.

         12.2 OBLIGATIONS OF THE HOLDER. Each Holder will not (until further notice by the Company) effect sales thereof (or deliver a prospectus to any purchaser) after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a registration statement or prospectus. At the end of the period during which the Company is obligated to keep any registration statement filed under this Agreement current and effective as required by applicable law, each Holder shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares of Restricted Securities covered by such registration statement that remain unsold, and each Holder shall notify the Company of the number of such shares registered that remain unsold immediately upon receipt of such notice from the Company.

         13. RULE 144. With a view to making available to the Holder the benefits of certain rules and regulations of the SEC which may permit the sale of the Restricted Securities to the public without registration, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144; and

         (b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Securities Act.

         14. DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

         (a) "HOLDER" shall mean the person that has executed this Agreement (other than the Company) and any other person who holds Restricted Securities and who has assumed the obligations of the Holder under this Agreement pursuant to
                  Section 3(c).

         (b) "INVESTOR NOMINEES" has the meaning given to it in the Stockholders' Agreement, dated the date hereof, among the Company, the Investors and certain other stockholders of the Company.

         (c)      "LATE EFFECTIVE PAYMENT" shall have the meaning given to it in
                  Section 4.2.

         (d)      "LATE FILING  PAYMENT"  shall have the meaning  given to it in
                  Section 4.2.

         (e) "OFFERING DOCUMENTS" shall mean any application, offering memoranda, prospectuses, registration statements or other documents necessary or appropriate in order to effect any offer or sale of Restricted Security in the manner set forth herein.

         (f) "REGISTER," "registered" and "registration" shall refer to (i) a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement, and compliance with applicable state securities laws of such states in which any of the Holders notifies the Company of his intention to offer Restricted Securities, or (ii) in the case of an offer and sale outside of the United States, the preparation and filing of the relevant Offering Documents with any applicable Governmental Authority and the declaration or ordering of effectiveness of such Offering Documents.

         (g) "RESALE REGISTRATION STATEMENT" shall mean the registration statement filed by the Company to register the resale by the Investors of the Restricted Securities.

         (h)      "RESTRICTED  SECURITIES" shall mean (i) the Investors' Shares,
                  (ii) any shares of Common Stock issued to the Investors as Late Filing Payments pursuant to Section 4.2(ii) and (iii) only as to the Resale Registration Statement that is declared effective by the SEC, any shares of Common Stock issued to the Investors as Late Effectiveness Payments pursuant to Section
                  4.2 (iii), in each case only to the extent the same have not been sold to the public. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) such securities shall have become eligible for resale pursuant to Rule 144(k) and any restrictive legend on certificates representing such securities shall have been removed, (iii) such securities shall have been otherwise transferred or disposed of, and (x) new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and (y) subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force or compliance with Rule 144, or (iv) such securities shall have ceased to be outstanding. Notwithstanding the foregoing, Restricted Securities shall not include otherwise Restricted Securities (i) sold by a person in a transaction in which his rights under this Agreement are not properly assigned, or (ii) (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale or (C) the registration rights associated with such securities have been terminated pursuant to this Agreement.

         (i) "REQUIRED EFFECTIVE DATE" shall have the meaning given to it in Section 4.1.

         (j)      "REQUIRED  FILING DATE" shall have the meaning  given to it in
                  Section 4.1.

         (k) "RULE 144" shall mean Rule 144 under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time.

         (l) "RULE 145" shall mean Rule 145 under the Securities Act or any successor or similar rule as may be enacted by the SEC from time to time.

         (m)      "3%  PAYMENT"  shall have the  meaning  given to it in Section
                  4.2.

         15. GOVERNING LAW; MISCELLANEOUS.

         15.1 With respect to governing law, jurisdiction and waiver of jury trial, the parties agree as follows:

         (a)      THIS   AGREEMENT   SHALL  BE  GOVERNED  BY  AND  CONSTRUED  IN
                  ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES

         (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE

                  OF NEW YORK SITTING IN NEW YORK COUNTY OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF SUCH STATE. EACH OF THE COMPANY AND THE INVESTORS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO. EACH OF THE COMPANY AND THE INVESTORS WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

         (c) EACH PARTY TO THIS AGREEMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER ANY INVESTMENT DOCUMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY INVESTMENT DOCUMENT OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

         15.2 Notices to be delivered hereunder shall be delivered in the manner as set forth in the Securities Purchase Agreement and shall be deemed effective when given in such manner as provided by the Securities Purchase Agreement.

         15.3 Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         15.4 This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         15.5 All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         15.6 A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

         15.7 This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

         15.8 The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

         15.9 If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

         15.10 This Agreement may be amended only by the written consent of the Holders of at least 75% of the outstanding Investors' Shares which are then beneficially owned by the Holders and an instrument in writing signed by the Company.

         15.11 This Agreement represents the final agreement among the parties and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties or by prior or contemporaneous written agreements.

                            [Signature page follows.]

         IN WITNESS WHEREOF, the parties have executed and delivered this Investors' Rights Agreement as of the date first above written above.

                                    COMPANY:

                                    DIOMED HOLDINGS, INC.


                                    By:
                                       ----------------------------------------
                                       Name: James A. Wylie, Jr.
                                       Title: Chief Executive Officer


                                     HOLDER:

                                     ------------------------------------------


                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title: